accounts payable and accrued liabilities	12 Months Ended
Dec. 31, 2024
accounts payable and accrued liabilities
accounts payable and accrued liabilities

23accounts payable and accrued liabilities

As at December 31 (millions)	2024	2023
Trade accounts payable [1]
Supply chain financing – arm’s-length third-party has paid supplier	$84	$30
Supply chain financing – eligible payable [2]	2	9
Amounts that are a part of supply chain financing	86	39
Amounts that are not a part of supply chain financing	1,040	957
	1,126	996
Accrued liabilities	1,385	1,342
Payroll and other employee-related liabilities	710	674
Interest payable	262	235
Indirect taxes payable and other	147	144
	$3,630	$3,391

1	The composition of trade accounts payable fluctuates due to various factors, including suppliers’ invoice timing, our data processing cycle timing and the seasonal nature of certain business activities, as well as whether the statement of financial position date falls on a business day. Trade accounts payable represent future payments for invoices received in respect of both operating and capital activities, and may include amounts for assessed and self-assessed government remittances.
2	Amounts eligible for suppliers to choose to be paid in advance of industry-standard payment terms.

In 2023, we introduced a supply chain financing program that allows suppliers with qualifying trade accounts payable to opt for early payment from an arm’s-length third party, in advance of industry-standard payment terms; in turn, we reimburse the arm’s-length third party for those payments when the trade accounts payable would originally have been due.

The weighted average due dates for trade accounts payable are largely similar, both within and outside the supply chain financing program, and generally payment is due within one quarter.